Exhibit 10.119

LOCK-UP AGREEMENT

________, 2025

Maxim Group LLC,

as placement agent in the Offering (as defined below)

Re:	AIM ImmunoTech Inc. Offering

Ladies and Gentlemen:

The undersigned irrevocably agrees with the Company that, from the date hereof until ninety (90) days following the closing of the offering of registered securities by AIM ImmunoTech Inc. (the “Company”) pursuant to an effective registration statement on Form S-1 (File No. 333-284443) (the “Offering”) (such period, the “Restriction Period”) for which Offering Maxim Group LLC (the “Placement Agent”) is acting as exclusive placement agent of the Company, the undersigned will not, without the prior written consent of the Placement Agent, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Placement Agency Agreement (as defined below)) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock, par value $0.001 per share of the Company (“Common Stock”) or securities convertible, exchangeable or exercisable into or for shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”) set forth on the signature page hereto, or make any demand for or exercise any right or cause to be filed a registration, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in that certain Placement Agency Agreement (the “Placement Agency Agreement”), dated on or about the date hereof, between the Company and the Placement Agent related to the Offering.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission other than on a Form 4 in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts;

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v)	if the undersigned is a trust, to the beneficiary of such trust; or

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) exercise of any options granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Placement Agent to place the Offering and that the Placement Agent shall be a third-party beneficiary of this Letter Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Offering. To the extent the terms of this Letter Agreement (as amended, supplemented, restated or otherwise modified from time to time) directly conflicts with a provision in the Placement Agency Agreement, the terms of this Letter Agreement shall control. Notwithstanding anything to the contrary contained herein, in the event that the Placement Agency Agreement is terminated in accordance with its terms, this Letter Agreement shall automatically terminate and become null and void, and the parties shall not have any rights or obligation hereunder.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Placement Agent and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Placement Agency Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and the Placement Agent and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Placement Agent. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

*** SIGNATURE PAGE FOLLOWS***

2

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of Shares of Common Stock Beneficially Owned

and Subject to this Letter Agreement: _____________________________

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

AIM ImmunoTech Inc.

By:
Name:	Thomas K. Equals
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement]